Exhibit 10.2


                                  AMENDMENT TO

                            ASSET PURCHASE AGREEMENT


     AMENDED AGREEMENT dated as of April 23, 2007 by and between Integrated Surgical Systems, Inc., a Delaware corporation ("ISS"), and Novatrix Biomedical, Inc., a California corporation ("Novatrix").

     WHEREAS, the parties entered into that certain Asset Purchase Agreement dated August 4, 2006 (the "Original Asset Purchase Agreement");

     WHEREAS, the parties are simultaneously entering into an amendment to that certain Loan Agreement and Secured Promissory Note dated August 4, 2006; and

     WHEREAS, the parties wish to amend the Original Asset Purchase Agreement as set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Section 1.2 of the Original Asset Purchase Agreement is hereby amended in its entirety to read as follows:

          "1.2 Purchase Price

          As consideration for the sale of the Assets to the Purchaser, at the Closing, the Purchaser shall pay to the Seller, in cash, an amount equal to

          (i) $4 million in the event that Stockholder Approval (as such term is defined in that certain Loan Agreement and Secured Promissory Note dated August 4, 2006 by and between the Purchaser and the Seller) is obtained on or before June 30, 2007;

          (ii) $3.5 million in the event that Stockholder Approval is obtained on or before July 31, 2007;

          (iii) $3.25 million in the event that Stockholder Approval is obtained on or before August 31, 2007; or

          (iv) $3 million in the event that Stockholder Approval is obtained on or before September 30, 2007."

     2. Section 1.4(b)(ii) of the Original Asset Purchase Agreement is hereby amended in its entirety to read as follows:

               "(ii) the Purchaser shall pay to the Seller in cash by wire transfer of immediately available funds to an account or accounts designated by the Seller the amount set forth in either Section 1.2(i), (ii), (iii) or (iv), as applicable."

     3. Section 8.1(c) of the Original Asset Purchase Agreement is hereby amended by replacing the words "June 30, 2007" in the second line thereof with the words "September 30, 2007."

     4. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

     5. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     6. Any and all terms and provisions contained in the Original Asset Purchase Agreement not otherwise amended pursuant to this Agreement shall remain in full force and effect in accordance with the terms thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first day set forth above.

                                            INTEGRATED SURGICAL SYSTEMS, INC.



                                            By: /s/ Ramesh Trivedi
                                                --------------------------------
                                                Name:    Ramesh Trivedi
                                                Title:   Chief Executive Officer



                                            NOVATRIX BIOMEDICAL, INC.




                                            By: /s/ Soonkap Hahn
                                               ---------------------------------
                                               Name:    Soonkap Hahn
                                               Title:   President


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